UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 2, 2007
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22378 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri (Address of principal executive offices)		63017 (Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.       Other Events.
     On May 2, 2007, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing that it will host a conference call to discuss its results for the three-month period ended March 31, 2007 on Tuesday, May 8, 2007 at 8:30 a.m., Eastern time. The press release filed as Exhibit 99.1 to this Current Report on Form 8-K contains additional details about the Company’s conference call.
Item 9.01.       Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
99.1	Press release of Thermadyne Holdings Corporation issued May 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 4, 2007

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Patricia S. Williams
	Name:	Patricia S. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

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